UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
THE SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO. ____)

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OCTAVE SPECIALTY GROUP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Your Vote Counts!
OCTAVE SPECIALTY GROUP, INC.

2026 Annual Meeting
Vote by May 27, 2026
11:59 PM ET

OCTAVE SPECIALTY GROUP, INC. REID POWELL 40 WALL STREET NEW YORK, NY 10005

V90538-P51042

You invested in OCTAVE SPECIALTY GROUP, INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting of Stockholders. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 28, 2026.
Get informed before you vote
View the Annual Report, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting a copy prior to May 14, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users		Vote Virtually at the Meeting*
Point your camera here and		May 28, 2026
vote without entering a		11:00 A.M. Eastern Time
control number
Virtually at:
www.virtualshareholdermeeting.com/OSG2026

*Please check the meeting materials for any special requirements for meeting attendance

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote on these important matters.

Voting Items		Board Recommends
1	Election of Directors
Nominees:
1a.	Ian D. Haft	For
1b.	Lisa G. Iglesias	For
1c.	Joan Lamm-Tennant	For
1d.	Claude LeBlanc	For
1e.	Kristi A. Matus	For
1f.	Michael D. Price	For
1g.	Jeffrey S. Stein	For
2	To approve, on a non-binding advisory basis, the compensation for our named executive officers	For
3	To ratify the appointment of Ernst & Young as Octave's independent registered public accounting firm for the fiscal year ending December 31, 2026	For
4	To approve Octave’s 2026 Incentive Compensation Plan	For
NOTE: Any action on the items of business described above may be considered at the Annual Meeting at the time and on the date specified above or at any time and date to which the Annual Meeting may be properly adjourned or postponed.

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V90539-P51042